QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement Nos. 33-86599 and 33-91003 of Citizens Bancshares Corporation on Form S-8 and Form S-3, respectively, of our report dated April 12, 2004, appearing in the Annual Report on Form 10-K of Citizens Bancshares Corporation for the year ended December 31, 2004.

/s/ Deloitte & Touché, LLP

Atlanta, Georgia
March 30, 2005

QuickLinks

  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM